SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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THE VICTORY PORTFOLIOS

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Dear Shareholder:

     Over the past eighteen months, Victory Capital Management has made several considerable enhancements to the management of the Victory Small Company Opportunity Fund that have resulted in competitive performance against the Fund’s peer group. These changes include the following:

  Enhanced Investment Process – The investment process has been enhanced to be less focused on quantitative screening for potential holdings and is now guided by strong fundamental analysis of companies.

  Additional Dedicated Team Resources – Two dedicated resources have been added to the Fund’s already experienced portfolio management team to provide additional support to the portfolio process through fundamental research.

  Leveraged Victory’s Fundamental Research Capabilities – Victory’s eleven-person Cleveland-based research team has expanded its coverage to include the Fund’s portfolio holdings, which has enhanced portfolio idea generation and availability of fundamental market research.

  Strengthened Risk Management - We have also developed a dedicated risk management function and incorporated industry-leading technology to identify the sources and magnitude of risk in the Fund’s portfolio.

     We believe that these significant investments have contributed substantially to the Fund’s competitive performance against its peers. The Fund’s performance ranks in the 15th percentile of the Small Cap Value Category of mutual funds, as reported by Morningstar over the last one and three years ended March 31, 2007*.

     However, the advisory fee structure of this Fund is well below the industry average because it was originally established with a low-cost quantitative management process. Therefore, we are asking for your vote to approve a revised management contract. This new contract has a higher advisory fee, but is one that we believe is in line with the average fee for comparably-managed funds and best reflects the changes in the investment management process. Also, the new contract will allow Victory to continue to attract and retain talented investment professionals, invest in risk management tools and fundamental research, and offer top quality investment management to the Fund. The details of this proposal are spelled out in the proxy statement.

     The Victory Portfolios’ Board of Trustees reviewed and unanimously approved Victory Capital Management’s proposal.

     Every vote counts! We ask that you please take some time and read the following information and proxy statement and to vote “FOR” the new agreement so that we may efficiently and effectively continue to strive to deliver results for you. You can call 877-256-6082 to vote by phone.

Sincerely,

Robert Wagner
President
Victory Capital Management Inc.

Average Annual Returns as of 3/31/07:

Fund Class A Shares at NAV, 1yr = 13.97%, 3yr = 15.55%, 5yr = 13.87%, Since Inception (3/26/99) 13.07%. Fund Class A Shares MOP, 1yr = 7.43%, 3yr = 13.28%, 5yr = 12.53%, Since Inception 12.24%. MOP Returns reflect the maximum sales charge of 5.75%.

Gross Expense Ratio for Class A Shares = 1.11%.

     Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.victoryconnect.com.

*Morningstar rankings for class A shares in small cap value funds: 1yr = 8% (27 out of 400 funds), 3yr = 12% (33 out of 310 funds), 5yr = 22% (44 out of 238 funds). The Morningstar category ranking is based on the Fund’s total return percentile for the specified time period relative to all funds that have the same Morningstar category. The most favorable percentile ranking is 1, and the least favorable percentile ranking is 100. Morningstar rankings are based on total return and do not reflect sales charges. Morningstar rankings are as of 3/31/07.

     Small and mid-capitalization stocks typically carry additional risk, since smaller companies generally have high risk of failure, and historically, their stocks have experienced a greater degree of volatility.

     The Fund is distributed by Victory Capital Advisers, Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key Financial Network, is the investment advisor to the Fund and receives a fee from the Fund for performing services for the Fund.

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1.800.539. FUND (or visit www.victoryconnect.com). Please read the prospectus carefully before investing.

•Not FDIC Insured	•No Bank Guarantee	•May Lose Value

     THE VICTORY PORTFOLIOS

SMALL COMPANY OPPORTUNITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 30, 2007

     The Small Company Opportunity Fund (the “Fund”), a series portfolio of The Victory Portfolios (the “Trust”), will hold a Special Meeting of Shareholders on May 30, 2007 at 10:00 a.m., Eastern Time, as may be adjourned from time to time. The Special Meeting will be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio, 43219. The agenda for the meeting is:

1.	To approve an amended investment advisory agreement between Victory Capital Management Inc. (“VCM”) and the Trust, with respect to the Fund, and

2.	To address any other business properly brought before the meeting.

     Any shareholder who owned shares of the Fund on April 13, 2007 (the “Record Date”) will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: April 30, 2007

By Order of the Board of Trustees

Christopher K. Dyer, Secretary
3435 Stelzer Road
Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

     PLEASE HELP AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!
877-256-6082

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

     Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or the Victory Portfolios at 1-877-256-6082. We appreciate the confidence you have placed in the Small Company Opportunity Fund (the “Fund”) and look forward to helping you achieve your financial goals through investment in the Fund.

What proposals am I being asked to vote on?

     You are being asked to vote on a proposal to approve an amended investment advisory agreement that would increase the fee that would be paid to the Fund’s investment adviser, Victory Capital Management Inc. (the “Adviser”). We are not proposing any other changes to the investment advisory agreement. The following table shows the Fund’s current and proposed annual management fee schedule, expressed as a percentage of the Fund’s average daily net assets.

Current Management Fee Schedule		Proposed Management Fee Schedule
➢	0.65% on the first $100 million;	➢	0.85% on the first $500 million; and
➢	0.55% on the next $100 million; and	➢	0.75% on assets in excess of $500 million.
➢	0.45% on assets in excess of $200 million.

     You are also being asked to authorize the individuals named as proxies to vote on other matters that may come before the Special Meeting.

Has my Fund’s Board of Trustees approved the proposals?

     Yes. The Board of The Victory Portfolios unanimously approved this proposal on February 8, 2007.

How does my Fund’s Board of Trustees suggest that I vote?

     The Board unanimously recommends that all eligible shareholders vote “For” the proposal as outlined in this Proxy Statement.

Why is the Fund proposing to amend the investment advisory agreement?

     The Adviser has represented that it has, in recent years, committed considerable additional resources in its approach to managing the Fund’s assets. As discussed in the Proxy Statement, these efforts have resulted in improved performance. The Adviser has proposed an increase in the Fund’s management fees under the investment advisory agreement to enable the Adviser to continue to devote sufficient resources to managing the Fund in this fashion.

How will the new investment advisory agreement affect the Fund?

     The new investment advisory agreement will raise the advisory fees.

As a shareholder, how will I benefit from the new investment management agreement?

     The Board believes the new agreement would:

  Enable the Adviser to continue to offer quality investment management services to the Fund,

  Allow the Adviser to attract and retain talented investment professionals,

  Allow the Adviser to continue to invest in risk management tools and fundamental research to assist in delivering consistently strong investment performance, and

  Allow the Adviser to offer a solid, competitive investment strategy

Who is entitled to vote on these changes?

     The Board has set the close of business on April 13, 2007 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

What level of shareholder support is needed to approve the proposal?

     The approval of the amended investment advisory agreement requires the lesser of (1) more than 50% of the total outstanding shares of the Fund or (2) at least 67% of the shares present at the Special Meeting, either in person or by proxy, if more than 50% of the outstanding shares are represented.

Who is bearing the costs associated with this proxy vote?

     The Adviser, not the Fund, will bear all expenses associated with this Proxy, including the costs of holding the shareholder meeting and soliciting shareholders.

When and where will the Special Meeting of Shareholders be held?

     A Special Meeting of Shareholders (the “Special Meeting”) will be held on May 30, 2007 at 10:00 a.m., Eastern Time, at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio, 43219, unless it is adjourned.

When will the amended investment advisory agreement become effective?

     If approved at the May 30, 2007 Special Meeting, the Fund’s amended investment advisory agreement will become effective on June 1, 2007.

I have received other proxies from Victory. Is this a duplicate?
Do I have to vote again?

     This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Small Company Opportunity Fund.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s). If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-877-256-6082.

Who do I call if I have any questions regarding the Proxy?

     If you have questions about the proxy please call us at 1-877-256-6082.

THE VICTORY PORTFOLIOS

SMALL COMPANY OPPORTUNITY FUND

SPECIAL MEETING OF SHAREHOLDERS

MAY 30, 2007

PROXY STATEMENT

INTRODUCTION

     This is a Proxy Statement for the Small Company Opportunity Fund (the “Fund”), a series portfolio of The Victory Portfolios (the “Trust”). The Board of Trustees of the Trust is soliciting proxies for a Special Meeting of Shareholders of the Fund to approve proposals that have already been approved by the Trustees.

     We have divided the Proxy Statement into three parts:

     Part 1 — The Proposals begin on page 1.

     Part 2 — More on Proxy Voting and Shareholder Meetings begins on page 6.

     Part 3 — Trust Information begins on page 8.

     You should read the entire Proxy Statement before voting. If you have any questions, please call your Investment Consultant or the Fund at 1-877-256-6082.

     We will begin mailing the Notice of Special Meeting, this Proxy Statement and Proxy Card to shareholders on or about April 30, 2007.

     The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

     The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-877-256-6082 or write to the Fund at 3435 Stelzer Road, Columbus, OH 43219.

PART 1 – THE PROPOSALS

     The Board of Trustees of the Trust (the “Board”) has sent you this Proxy Statement to ask for your vote on proposals affecting your Fund. The Trust will hold a Special Meeting of Shareholders on May 30, 2007 at 10:00 a.m., Eastern Time, as may be adjourned from time to time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

     The Board has set the close of business on April 13, 2007 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PROPOSAL 1

APPROVAL OF THE AMENDED INVESTMENT
ADVISORY AGREEMENT

     The Board unanimously recommends the Adviser’s proposal that shareholders vote for the approval of the amended investment advisory agreement.

     Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114 (the “Adviser”), serves as the Fund’s investment adviser.

     You are being asked to vote on a proposal to amend the investment advisory agreement to increase the management fees payable to the Adviser under the agreement. The amended agreement would remain the same except for a change to the fee schedule. Included as Exhibit A to this Proxy Statement is a copy of the proposed amended investment advisory agreement, marked to show the changes to the fee schedule. The following table shows the Fund’s current and proposed annual management fee schedule, expressed as a percentage of the Fund’s average daily net assets.

Current Management Fee Schedule		Proposed Management Fee Schedule
➢	0.65% on the first $100 million;	➢	0.85% on the first $500 million; and
➢	0.55% on the next $100 million; and	➢	0.75% on assets in excess of $500 million.
➢	0.45% on assets in excess of $200 million.

Reasons for the Management Fee Increase and Board Considerations

     As its investment objective, the Fund seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of “small companies,” that is, those companies that, at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000 Index.

     Gary H. Miller, Gregory Conners, and Jeff Graff serve as the Fund’s co-portfolio managers. Mr. Miller, CIO, Small Cap, has been a portfolio manager of the Fund since 1998 and a member of the Fund’s portfolio management team as an analyst or assistant portfolio manager since 1993. Mr. Conners has been a portfolio manager of the Fund since 2002 and a member of the Fund’s portfolio management team since 1998. Mr. Graff has been a member of the Fund’s portfolio management team since 2006 and has served as a co-portfolio manager since March 1, 2007. Based in the Adviser’s Cincinnati office, the three co-portfolio managers have more than 50 years of combined investment management experience.

     Prior to the summer of 2005, the Adviser managed the Fund primarily employing a quantitative model that used screens to identify prospective holdings and did not involve extensive fundamental analysis of the companies comprising the Fund’s portfolio. During this period, the Fund generally underperformed other similarly managed mutual funds.

     Over the past eighteen months, the Adviser has made several considerable enhancements to the management of the Fund which have resulted in superior investment performance against the Fund’s benchmark and its peer group. These changes include the following:

  Enhanced Investment Process – The investment process has been revised to be less focused on quantitative screening for potential holdings and more guided by a fundamental analysis of companies. The portfolio is constructed by identifying profitable companies that maintain a strong balance sheet, have disciplined management teams, have demonstrated either consistent or improved operating results, and yet appear undervalued relative to the universe of small cap stocks. The process is primarily bottom-up focused on the most attractive market opportunities as identified by the fundamental research analysis, but is subject to top-down considerations and sector/industry weight constraints.

  Additional Dedicated Team Resources – The Adviser has added two dedicated resources to the Fund’s portfolio management team to provide support to the portfolio process through fundamental research. Jeff Graff, Senior Research Analyst, now a Co-Portfolio Manager, and Mike Rodarte, Research Analyst, have joined the team in the Adviser’s Cincinnati office.

  Leveraged Adviser’s Fundamental Research Capabilities – The Adviser has an 11-person Cleveland- based fundamental research team with whom the Fund’s portfolio management team has enhanced interaction with to generate portfolio ideas and fundamental market research.

  Strengthened Risk Management - The Adviser has developed a dedicated risk management function and incorporated industry-leading technology to identify the sources and magnitude of risk in the portfolio.

     The Adviser has phased in these changes over the past eighteen months, during which time the quantitative approach has been gradually de-emphasized.

     In discussions with the Board, the Adviser has represented that these significant investments have contributed substantially to the Fund’s out-performance of its peers. The Fund ranks in the top 15 percent of the Small Cap Value Category of mutual funds, as reported by Morningstar over the last one- and three-years ended March 31, 2007, and in the top quartile (top 25 percent) for the five-years ended March 31, 2007.*

     The Adviser also manages other investment vehicles (unregistered commingled funds and institutional separate accounts), employing the same investment strategy as the Fund. While the fees charged to these other vehicles (which, in contrast to industry norms, are generally higher than those charged to the Fund) reflect the Adviser’s enhanced investment process of the small company asset class, the fees charged to the Fund continue to be based on the previous (i.e., less fundamental research driven) management approach. Moreover, at approximately $212 million in assets (as of March 31, 2007), the Fund’s current effective annual management fee and total expense ratios are significantly lower than the median for both the Small Cap Value Category and a specific peer group of similarly sized and managed mutual funds.

	Victory Small Company	Small Cap Value
	Opportunity Fund Class A	Category (Morningstar)	Identified Peer Group
Effective Annual Management Fee	0.61%	0.85%	0.87%
Total Expense Ratio	1.11%	1.34%	1.44%

     In reviewing the Adviser’s management fee proposal, the Board reviewed a written presentation by the Adviser describing the overall market conditions for mutual funds investing primarily in small capitalization companies, substantial investments made to the Fund’s investment process resulting in superior investment performance as compared to its benchmark, the Small Cap Value Category, and an identified peer group (composed of 12 similarly managed small company mutual funds), as well as the Fund’s current and proposed level of management fee and total expenses, in comparison to those of the identified peer group. The identified peer group information was derived from information prepared by Strategic Insight, Morningstar and Zephyr. The identified peer group funds were chosen on the basis of assets; using the Fund’s asset level as a mid-point, the group consists of the next six larger funds and the next six smaller funds. The Board considered the effect of the Fund’s current management fee level on the Adviser’s resource allocation, especially in light of the imbalance between the fee charged to the Fund and the fees charged to other investment vehicles that the Adviser managed in a similar fashion.

     The Board discussed the manner in which the Adviser would use the additional management fee revenue, if approved by shareholders. The Adviser represented that the additional amounts that it would receive from the amended investment advisory agreement would be used primarily to maintain or increase the level of advisory services provided to the Fund including, among other things, to provide financial incentives to retain the portfolio management team, attract new members to the team, enhance research through additional company visits, and risk management. While the Adviser stated that it had used a portion of its past profits and other assets to finance distribution activities and might continue that practice going forward, it is under no obligation to do so.

     The Board reviewed the nature, extent, and quality of the Adviser’s services to the Fund and concluded, in light of the Fund’s consistently strong performance relative to its peers, that the Adviser was managing the Fund in the best interests of the Fund’s shareholders. The Board also reviewed information concerning the Fund’s performance and expenses, in comparison to the Fund’s benchmark, the Small Cap Value Category, and a selected peer group, which the Board had initially considered at prior meetings in October and November 2006 in connection with the approval of the continuation of the Fund’s investment advisory agreement with the Adviser (with the current fee schedule). The Board concluded that the Adviser had managed the assets of the Fund in a professional manner over the course of its long tenure, and that the Adviser’s efforts to enhance the quality of portfolio management were in the best interest of the Fund shareholders.

____________________

*	Morningstar rankings for class A shares in small–cap value funds: 1yr = 8% (27 out of 400 funds), 3yr =12% (33 out of 310 funds), 5yr =22% (44 out of 238 funds). The Morningstar category ranking is based on the Fund’s total return percentile for the specified time period relative to all funds that have the same Morningstar category. The most favorable percentile ranking is 1, and the least favorable percentile ranking is 100. Morningstar rankings are based on total return and do not reflect sales charges. Morningstar rankings are as of March 31, 2007.

     The Board also reviewed the profitability of the Fund to the Adviser and concluded, in light of the imbalance between the Fund’s management fee and those of other accounts managed in a similar fashion, that enhancing the profitability of the Fund to the Adviser would ensure the continued allocation of sufficient resources to manage the Fund appropriately.

     The Board also considered whether the Adviser would share economies of scale with the Fund as the Fund’s assets grew and concluded that the fee reduction when Fund assets exceeded $500 million demonstrated the Adviser’s willingness to share such economies of scale, although the current advisory fee reductions take effect at asset levels of $100 million and $200 million.

     After reviewing all the available facts and after discussing the proposal with counsel to the Trust and counsel to the Independent Trustees in executive session (i.e., a meeting closed to representatives of the Adviser), the Board unanimously approved the amendment to the investment advisory agreement to increase the Fund’s fee schedule, subject to shareholder approval.

Information about the Fund’s Management

     The Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement dated March 1, 1997. Prior to March 26, 1999, the Fund operated as the Gradison Opportunity Value Fund. On March 5, 1999, the Gradison Opportunity Value Fund’s shareholders approved a reorganization of their Fund into the Victory Small Company Opportunity Fund, in effect approving the current investment advisory agreement with the Adviser. The reorganization closed on March 26, 1999.

     The Board, including a majority of the Independent Trustees, most recently approved the continuation of Fund’s investment advisory agreement with the Adviser (with the current management fee schedule) at an in-person meeting held on November 30, 2006.

     During the fiscal year ended October 31, 2006 and, as reported in the Fund’s Annual Report, the Fund incurred and paid the Adviser $1,012,076 in aggregate management fees, for an effective annual management fee of 0.61 percent. (The Adviser did not waive any management fees during this period.) If the proposed management fee schedule had been in effect during the past fiscal year, the Fund would have paid the Adviser an aggregate of $1,410,270 in management fees (assuming that the Adviser would not have waived any of the Fund’s management fees), for an effective annual management fee of 0.85 percent.

     As its investment objective, the Fund seeks to provide capital appreciation. While the Adviser manages other mutual funds that invest in common stocks with a variety of similar (but not identical) objectives, the Adviser manages no other mutual fund that seeks to achieve its investment objective by investing primarily in common stocks of “small companies,” that is, those companies that, at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000 Index.

Comparative Fees

     The following table demonstrates the effect that the proposed increase in the Fund’s management fees would have on the Fund’s overall class-specific expenses. The information for the Fund’s current expense ratio is based on actual expenses incurred during the fiscal year ended October 31, 2006. The Management Fees shown in the pro forma expense ratio are based on the proposed amended investment advisory agreement.

Class A
	Expense Ratio with	Pro Forma Expense
	Current	Ratio with Proposed
	Management Fees	Management Fees
Management Fees	0.61%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses
(Includes a shareholder servicing fee of 0.25%)	0.50%	0.50%
Total Fund Operating Expenses	1.11%	1.35%

Class R
	Expense Ratio with	Pro Forma Expense
	Current	Ratio with Proposed
	Management Fees	Management Fees
Management Fees	0.61%	0.85%
Distribution (12b-1) Fees	0.50%	0.50%
Other Expenses	0.32%	0.32%
Total Fund Operating Expenses	1.43%	1.67%

Information about the Adviser and its Affiliates

     During the fiscal year ended October 31, 2006 and, as reported in the Fund’s Annual Report, the Adviser also served as the Fund’s administrator (from July 1, 2006) and the Fund’s co-administrator (from November 1, 2005 through June 30, 2006). For its services as the Fund’s administrator and co-administrator during the fiscal year, the Adviser received an aggregate of $117,800. KeyBank National Association, an affiliate of the Adviser (“KeyBank”), serves as the Fund’s custodian and securities lending agent. For its services during the fiscal year, KeyBank received custodian and securities lending fees of $51,926 and $26,839, respectively.

     During the fiscal year ended October 31, 2006, the Adviser’s affiliates received payments in connection with the Fund’s shareholder services plan in the amount of $54,771. During the fiscal year, the Adviser’s affiliates also received payments from the Fund’s Rule 12b-1 distribution and service plan in the amount of $417,949. A substantial of portion of these payments was made to McDonald Investments Inc. (“McDonald”), a broker-dealer that had been affiliated with the Adviser during the period, in connection with the sale or servicing of Fund shares through McDonald’s retail operations. McDonald’s retail operations were sold to UBS AG in February 2007.

     The Fund participates in a line of credit provided by an affiliate of the Adviser. For the fiscal year ended October 31, 2006, the Fund paid $2,860 to the Adviser’s affiliate in connection with this credit facility.

     The Fund also reimburses broker-dealers, including the Adviser’s affiliates, for networking fees imposed in connection with the maintenance of shareholder accounts on NSCC. For the fiscal year ended October 31, 2006, the Fund paid $6,935 in networking fees to the Adviser’s affiliates.

     During the fiscal year ended October 31, 2006, the Fund paid no commissions to any broker-dealer affiliated with the Fund.

     The following individuals serve as the Adviser’s principal executive officers and directors. The business address of these individuals is 127 Public Square, Cleveland, Ohio 44114. None of these individuals serves as a Trustee.

Victory Capital Management Officer	Title
Lawrence G. Babin	●	Chief Investment Officer, Diversified Product
David C. Brown	●	Chief Operating Officer
Kenneth F. Fox	●	Chief Compliance Officer
Leslie Z. Globits	●	Chief Investment Officer, Mid Cap
Richard L. Janus	●	Chief Investment Officer, Convertible Securities Product
Cynthia G. Koury	●	Chief Investment Officer, Balanced
Margaret Lindsay	●	Chief Investment Officer, International
Erick F. Maronak	●	Chief Investment Officer, Newbridge Division
Gary H. Miller	●	Chief Investment Officer, Small Cap
Gregory N. River	●	Head of Equities
Arvind K. Sachdeva	●	Chief Investment Officer, Intrinsic Value Product
Thomas M. Seay	●	Chief Investment Officer, Fixed Income

Victory Capital Management Officer	Title
Lisa M. Seballos	●	Chief Financial Officer
Mark H. Summers	●	Chief Administrative Officer
Robert L. Wagner	●	President and Chief Executive Officer
Richard G. Zeiger	●	Secretary

Required Vote

     Proposal 1 requires the approval of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67 percent of the voting shares of the Fund present (in person or by proxy) at the Special Meeting if more than 50 percent of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Has the Board approved the proposed amendment to the advisory agreement to increase the Fund’s management fees?

     Yes. After reviewing the Adviser’s proposal, the Board concluded increasing the management fee payable to the Fund was appropriate and in the best interests of the Fund’s shareholders. The Board recommends that shareholders vote “FOR” Proposal 1.

     If shareholders do not approve Proposal 1, the investment advisory agreement (with the current fee schedule) will continue and the Adviser and the Board will consider other alternatives that they believe would be in the best interests of shareholders.

     The Board recommends that shareholders vote for the amendment to increase the Fund’s management fees, as described in this Proxy Statement.

PROPOSAL 2

OTHER MATTERS

     The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

PART 2 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General information about Proxy Voting

     The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

     Only shareholders of record of the Fund at the close of business on the Record Date, April 13, 2007, may vote at the Special Meeting. As of the Record Date, 7,907,673.17 shares of the Fund were issued and outstanding, and each class of the Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

Class	Shares Entitled to Vote
Class A	3,824,473.92
Class R	4,083,199.25

     As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than one percent of the outstanding shares of the Fund. To the best of the knowledge of the Trust, the following shareholders beneficially owned five percent or more of the outstanding shares of the Fund as of the Record Date. KeyBank, an affiliate of the Adviser (through KeyBank’s “SNBOC” affiliate, shown in the following table), possesses voting power over some of those shares of which it is the record owner. As a result, KeyBank and its affiliates could be deemed to “beneficially own” such shares. For purposes of this proxy statement, all of the shares owned of record by SNBOC as of the Record Date have been disclosed as being beneficially owned even though KeyBank may not have voting power over all of those shares.

Fund Class	Name and Address of Owner	Percent Owned Beneficially
Class A	SNBOC and Company	14.92%
	4900 Tiedeman Rd.
	Cleveland, OH 44114-2338
	Wilmington Trust Co. TTEE FBO	52.58%
	KeyCorp 401(k) Savings Plan
	P. O. Box 8971
	C O Mutual Funds
	Wilmington DE 19899-8971
Class R	Board of Trustees of the	12.40%
	Teamsters National
	4600 Powder Mill Rd.
	Beltsville, MD 20705

     In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Trust, the Adviser, and the distributor (none of whom receive any compensation for that service), or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Broadridge Financial Solutions, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,500. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will secure the shareholder’s voting instructions over a recorded phone line. Within 72 hours, the shareholder will be sent a letter which confirms his or her vote. Instructions for contacting the Solicitor are provided in the letter in case the shareholder has any questions about the voting instructions reflected on the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person.

     This proxy solicitation is made by and on behalf of the Board. The Adviser, and not the Funds, will pay the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. Persons holding shares as nominees will, upon request, be reimbursed by the Adviser for their reasonable expenses incurred in sending soliciting material to their principals.

Voting Information and Discretion of the Persons Named as Proxies

     While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

     Shares represented by broker “non-votes,” that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power, or abstentions (collectively, “abstentions”), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business and for determining the percentage of shares present with regard to the vote requires for approval of Proposal 1. Abstentions will have the effect of a “no” vote for obtaining requisite approval for Proposal No. 1.

     A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shareholders represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST’ the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

     Under the Trust’s Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 3 — TRUST INFORMATION

     The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended March 27, 2000. The Trust is an open-end management investment company consisting of 20 portfolios, including the Fund.

     The Fund and the other investment portfolios of the Trust are separate series of the Trust and, as such, have similar rights under the Trust Instrument and applicable Delaware law. The Board can divide the Fund and the other investment portfolios of the Trust into classes of shares. The Fund currently has two classes of shares, Class A shares and Class R shares.

Board of Trustees

     Overall responsibility for management of the Fund rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. The Board is composed of 10 Trustees. Currently, there is one vacancy on the Board. None of the remaining nine Trustees is an “interested person” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

     The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. In addition to overseeing the Fund, each Trustee oversees 19 other Trust portfolios, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Other Directorships
	Position	Date Commenced	Principal Occupation	Held in Public
Name and Age	with the Trust	Service	During Past 5 Years	Companies
Mr. David Brooks Adcock, 55	Trustee	May 2005	Retired (since 2006). General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.
Mr. Nigel D. T. Andrews, 60	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Chemtura Corporation; Old Mutual plc.
Ms. E. Lee Beard, 55	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Other Directorships
	Position	Date Commenced	Principal Occupation	Held in Public
Name and Age	with the Trust	Service	During Past 5 Years	Companies
Ms. Jakki L. Haussler, 49	Trustee	May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.
Ms. Frankie D. Hughes, 54	Trustee	March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.
Ms. Lyn Hutton, 57	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-January 2003).	Chittenden Corporation.
Dr. Thomas F. Morrissey, 72	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.
Ms. Karen F. Shepherd, 66	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY’s List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA; OC Tanner Co.
Mr. Leigh A. Wilson, 62	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

Officers

     The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. (“BISYS”) receives fees from the Trust for serving as the Funds’ sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and servicing agent.

Date
	Position with	Commenced
Name and Age	the Trust	Service	Principal Occupation During Past 5 Years
Mr. David C. Brown, 34	President	January 2006	Senior Managing Director, the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004). VP of Global Strategic Planning, Gartmore Global (Prior to February 2002).
Mr. Michael Policarpo, II, 32	Vice President	May 2006	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003).
Mr. Christopher K. Dyer, 45	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.
Mr. Jay G. Baris, 53	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.
Mr. Christopher E. Sabato, 38	Treasurer	February 2005	Director of Financial Services, BISYS.
Mr. Martin R. Dean, 43	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Compliance Services, BISYS.
Mr. Edward J. Veilleux, 63	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Sub-Administrator, Sub-Fund Accountant and Transfer Agent

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund’s sub-administrator, sub-fund accountant, and transfer agent.

Distributor

     Victory Capital Advisers, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor of the Fund’s shares. The Fund’s distributor is not an affiliate of the Adviser, but is an affiliate of BISYS.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY PORTFOLIOS
and
KEY ASSET MANAGEMENT INC.

     AGREEMENT made as of the 1st day of March, 1997, by and between The Victory Portfolios, a Delaware business trust which may issue one or more series of shares of beneficial interest (the “Company”), and Key Asset Management Inc., a New York corporation (the “Adviser”).

     WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.

(a)	General. The Company hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)	Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the control of KeyCorp, the indirect parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)	Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub- Adviser and the Adviser shall be as fully responsible to the Company for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Company and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Company’s Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

2.	Delivery of Documents. The Company has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

(a)	the Company’s Trust Instrument;

(b)	the By-Laws of the Company;

(c)	resolutions of the Board of Trustees of the Company authorizing the execution and delivery of this Agreement;

(d)	the most recent Post-Effective Amendment to the Company’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the “Commission”);

(e)	Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

(f)	the currently effective Prospectuses and Statements of Additional Information of the Funds.

3.	Investment Advisory Services.

(a)	Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)	supervise all aspects of the operations of the Company and each Fund;

(ii)	obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund’s portfolio;

(iii)	determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)	furnish a continuous investment program for each Fund;

(v)	in its discretion and without prior consultation with the Company, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)	take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser’s functions as provided above, including the making of appropriate periodic reports to the Company’s Board of Trustees.

(b)	Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund’s Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company’s Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Company’s Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company’s Board of Trustees.

(c)	Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)	Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Company with respect to the Funds and in connection with the Adviser’s services hereunder as the Company’s Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Company’s Board of Trustees with respect to Company policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)

Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Company’s policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)

Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

(g)

Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company’s registration statement and the Fund’s Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4.     Representations and Warranties.

(a)	The Adviser hereby represents and warrants to the Company as follows:

	(i)	The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

	(ii)	The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

	(iii)	The Adviser at all times shall provide its best judgment and effort to the Company in carrying out the Adviser’s obligations hereunder.

(b)	The Company hereby represents and warrants to the Adviser as follows:

	(i)	The Company has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

	(ii)	The Company is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.	Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund’s or Company’s inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

6.	Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Company.

7.	Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Company’s Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Company’s Board of Trustees; (xii) association membership dues authorized by the Company’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Company may have to provide indemnification to the Company’s Trustees and officers.

8.	Non-Exclusive Services; Limitation of Adviser’s Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Company for providing additional services to the Funds and the Company which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Company, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Company, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.	Effective Date; Modifications; Termination. This Agreement shall become effective on March 1, 1997, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)	This Agreement shall continue in force until December 31, 1997. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting shares of the Fund.

(b)	The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)	Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. Such a termination by the Company may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Company’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

10.	Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms “The Victory Portfolios” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “The Victory Portfolios” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or a Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

11.	Service Mark. The service mark of the Company and the name “Victory” (and derivatives thereof) have been licensed to the Company by KeyCorp, through its subsidiary Key Trust Company (“Key Trust”), an affiliate of the Adviser, pursuant to a License Agreement dated June 21, 1993, and their continued use is subject to the right of Key Trust to withdraw this permission under the License Agreement in the event the Adviser or another subsidiary of KeyCorp is not the investment adviser to the Company.

12.	Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.	Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.	Structure of Agreement. The Company is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)	any breach of any term of this Agreement regarding the Company with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)	under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)

the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Company and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Company and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Company and any Fund or (ii) the relationships among the respective Funds.

15.	Governing Law. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.	Notices. Notices of any kind to be given to the Company hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: George O. Martinez, Esq.; with a copy to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, 10022, Attention: Carl Frischling, Esq., or at such other address or to such individual as shall be so specified by the Company to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306, Attention: William G. Spears with a copy to William J. Blake, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Company. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY PORTFOLIOS		KEY ASSET MANAGEMENT INC.

By:	/s/ Scott A. Englehart	By:	/s/ Kathleen A. Dennis
Name:	Scott A. Englehart	Name:	Kathleen A. Dennis
Title:	Secretary	Title:	Senior Managing Director

ADDENDUM TO
INVESTMENT ADVISORY AGREEMENT
Dated March 1, 1997
between
THE VICTORY PORTFOLIOS
and
KEY ASSET MANAGEMENT INC.

     This Addendum to the Investment Advisory Agreement (“Agreement”) dated March 1, 1997, between The Victory Portfolios, on behalf of those series listed on Schedule A, as may be amended from time to time, and Key Asset Management Inc. is made as of May 23,2001.

     WHEREAS the parties agree to make non-material changes or corrections to the Agreement.

     NOW THEREFORE, the following non-material changes or corrections shall be made to the Agreement:
     A.  Replace “Key Asset Management Inc.” with : “Victory Capital Management Inc.”
     B.  Replace the first paragraph of Item 3(b) to read as follows:

(b)	Manager of Managers Structure. To the extent the Fund has adopted or adopts a “manager of managers” structure in reliance on the Manager of Manager Order, subject to the review of the Board of Trustees, the Adviser shall:

     C.  Replace Item 17 entitled Notices to read as follows:

17.	Notices. Notices of any kind to be given to the Company hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Sue A. Walters and Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York, 10022, Attention: Jay G. Baris, Esq., or at such other address or to such individual as shall be so specified by the Company to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Kathleen A. Dennis, with a copy to William J. Blake, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Company. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY PORTFOLIOS	VICTORY CAPITAL MANAGEMENT INC.
on behalf of the Funds listed on
Schedule A, individually and not
jointly

By:	/s/ Darin Dugenske	By:	/s/ Kathleen A. Dennis
Name:	Darin Dugenske	Name:	Kathleen A. Dennis
Title:	Secretary	Title:	Managing Director

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY PORTFOLIOS
and
VICTORY CAPITAL MANAGEMENT INC.
(formerly Key Asset Management Inc.) (the “Adviser”) Dated March 1, 1997

Name of Fund	Fee*	Last Approved	Must Be Approved By
1. Balanced Fund	0.60% on the first $400 million,	November 30, 2006	December 31, 2007
0.55% on the next $400 million
and 0.50% on assets in excess of
$800 million
2. Convertible Fund	0.75% on the first $400 million,	November 30, 2006	December 31, 2007
0.65% on the next $400 million
and 0.60% on assets in excess of
$800 million
3. Core Bond Fund	0.50% on the first $400 million,	November 30, 2006	December 31, 2007
0.45% on the next $400 million
and 0.40% on assets in excess of
$800 million
4. Diversified Stock Fund	0.65% on the first $800 million,	November 30, 2006	December 31, 2007
0.60% on the next $1.6 billion
and 0.55% on assets in excess of
$2.4 billion
5. Federal Money Market Fund	0.25% on the first $1.5 billion,	November 30, 2006	December 31, 2007
0.20% on the next $1.5 billion
and 0.15% on assets in excess of
$3 billion
6. Financial Reserves Fund	0.50%	November 30, 2006	December 31, 2007
7. Fund for Income	0.50% on the first $400 million,	November 30, 2006	December 31, 2007
0.45% on the next $400 million
and 0.40% on assets in excess of
$800 million
8. Institutional Money Market Fund	0.20% on the first $1.5 billion,	November 30, 2006	December 31, 2007
0.17% on the next $1.5 billion
and 0.15% on assets in excess of
$3 billion
9. National Municipal Bond Fund	0.55% on the first $400 million,	November 30, 2006	December 31, 2007
0.50% on the next $400 million
and 0.45% on assets in excess of
$800 million
10. Ohio Municipal Bond Fund	0.55% on the first $400 million,	November 30, 2006	December 31, 2007
0.50% on the next $400 million
and 0.45% on assets in excess of
$800 million
____________________

*	Expressed as a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds’ total expenses for a definite period of time.

Name of Fund	Fee*	Last Approved	Must Be Approved By
11. Ohio Municipal Money Market Fund	0.45% on the first $600 million,	November 30, 2006	December 31, 2007
0.35% on the next $600 million
and 0.25% on assets in excess of
$1.2 billion
12. Prime Obligations Fund	0.35% on the first $1.5 billion,	November 30, 2006	December 31, 2007
0.30% on the next $500 million,
0.25% on the next $500 million
and 0.20% on assets in excess of
$2.5 billion
13. Small Company Opportunity Fund	0.65% on the first $100 million,	November 30, 2006	December 31, 2007
0.55% on the next $100 million,
and 0.45% on assets in excess of
$200 million
	0.85% on the first $500	February 8, 2007	December 31, 2007
million; and 0.75% on assets
in excess of $500 million**
14. Special Value Fund	0.75% on the first $400 million,	November 30, 2006	December 31, 2007
0.65% on the next $400 million,
and 0.60% on assets in excess of
$800 million
15. Stock Index Fund	0.25% on the first $400 million,	November 30, 2006	December 31, 2007
0.20% on the next $400 million,
and 0.15% on assets in excess of
$800 million
16. Tax-Free Money Market Fund	0.35% on the first $600 million,	November 30, 2006	December 31, 2007
0.30% on the next $600 million
and 0.25% on assets in excess of
$1.2 billion
17. Value Fund	0.75% on the first $400 million,	November 30, 2006	December 31, 2007
0.65% on the next $400 million,
and 0.60% on assets in excess of
$800 million

Current as of February 8, 2007

THE VICTORY PORTFOLIOS	VICTORY CAPITAL MANAGEMENT INC.

By:	By:
Christopher K. Dyer		David C. Brown
Secretary		Senior Managing Director
____________________

** Effective as of the date of shareholder approval.

             PROXY TABULATOR
             P.O. BOX 9112
             FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Voting	1)	Read the Proxy Statement and have the Voting	1)	Read the Proxy Statement.
	Instruction Form at hand.		Instruction Form at hand.	2)	Check the appropriate boxes on the reverse side.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com	3)	Sign and date the Voting Instruction Form.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	4)	Return the Voting Instruction Form in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR FORM. IF YOU NEED TO SPEAK WITH A REPRESENTATIVE, CALL 877-256-6082 BETWEEN 9:30 AM AND 9:00 PM EST.

THE VICTORY PORTFOLIOS SMALL COMPANY OPPORTUNITY FUND

The undersigned shareholder of the Small Company Opportunity Fund (the “Fund”), a series of The Victory Portfolios (the “Trust”), hereby appoints Chris K. Dyer and Marilyn Farmer, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on April 13, 2007, at the Special Meeting of Shareholders to be held at the offices of Victory Capital Management Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on May 30, 2007 at 10:00 a.m. Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date

Signature(s)	(PLEASE SIGN WITHIN THE BOX)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please indicate the signers full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

VICTORY - mk

Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

		FOR	AGAINST	ABSTAIN

(1)	To amend the advisory agreement to increase the Fund’s management fees.	☐	☐	☐

(2)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

This proxy is solicited by the Trust’s Board of Trustees and will be voted for the proposal unless otherwise indicated.

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

VICTORY - mk